ASSIGNMENT
                             OF
     PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS


     THIS ASSIGNMENT made and entered into this 23rd day of July, 1999, by and between AEI FUND MANAGEMENT, INC., a Minnesota corporation, ("Assignor") and AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP, a Minnesota limited partnership; AEI NET LEASE INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP, a Minnesota limited partnership; AEI PRIVATE NET LEASE FUND 1998 LIMITED PARTNERSHIP, a Minnesota limited partnership; and AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP, a Minnesota limited partnership ("Assignees");

     WITNESSETH, that:

     WHEREAS, on the 2nd day of June, 1999, Assignor entered into a Purchase and Sale Agreement and Escrow Instructions Agreement, on the 18th day of June, 1999 entered into a Letter Agreement and on the 8th day of July, 1999 entered into a First Amendment to Sale and Purchase Agreement and Escrow Instructions (collectively "the Agreements") for those certain properties located as follows:

A.   Henderson  #245  Stephanie St. &  Warm  Springs  Road,
     Henderson, NV

B.   Amarillo #261       4111 Wolfin Avenue, Amarillo, TX

C.   Gresham #247        Farris Road, Gresham, OR

(collectively  the " Property" or "Properties")  with  Marie
Callender Pie Shops, Inc., as Seller/Lessee; and

      WHEREAS, Assignor desires to assign all of its rights, title and interest in, to and under the Agreements to the Assignees as hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1. Assignor assigns forty-seven percent (47%) of its rights, title and interest in, to and under the Agreement to the Assignee, AEI Net Lease Income & Growth Fund XIX Limited Partnership and fifty-three percent (53%) of its rights, title and interest in, to and under the Agreements to the Assignee, AEI Income & Growth Fund XXII Limited Partnership with respect to property A listed above, to have and to hold the same unto the Assignee, its successors and assigns;

     2. Assignees, AEI Net Lease Income & Growth Fund XIX Limited Partnership and AEI Income & Growth Fund XXII Limited Partnership, hereby assumes all rights, promises, covenants, conditions and obligations under the Agreements to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreements with respect to property A.

     3. Assignor assigns all of its rights, title and interest in, to and under the Agreements to the Assignee, AEI Private Net Lease Fund 1998 Limited Partnership, with respect to property B listed above, to have and to hold the same unto the Assignee, its successors and assigns;

     4. Assignee, AEI Private Net Lease Fund 1998 Limited Partnership, hereby assumes all rights, promises, covenants, conditions and obligations under the Agreements to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreements with respect to property B.

     5.    Assignor  assigns all of its  rights,  title  and
     interest in, to and under the Agreements to the Assignee, AEI Real Estate Fund 85-A Limited Partnership, with respect to property C listed above, to have and to hold the same unto the Assignee, its successors and assigns;

     6.    Assignee,  AEI  Real  Estate  Fund  85-A  Limited
     Partnership, hereby assumes all rights, promises, covenants, conditions and obligations under the Agreements to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreements with respect to property C.

All other terms and conditions of the Agreements shall remain unchanged and continue in full force and effect.

AEI FUND MANAGEMENT, INC.
("Assignor")



By:  /s/ Robert P Johnson
         Robert P. Johnson, its President


AEI INCOME & GROWTH FUND XXII
LIMITED PARTNERSHIP
("Assignee")

BY: AEI Fund Management XXI, Inc.



By: /s/ Robert P Johnson
        Robert P. Johnson, its President


AEI INCOME & GROWTH FUND XIX
LIMITED PARTNERSHIP
("Assignee")
By:  AEI Fund Management XIX, Inc.


By:/s/ Robert P Johnson
       Robert P. Johnson, its President

AEI PRIVATE NET LEASE FUND 1998
LIMITED PARTNERSHIP
("Assignee")

By:  AEI Fund Management XVIII, Inc.



By: /s/ Robert P Johnson
        Robert P. Johnson, its President


AEI REAL ESTATE FUND 85-A
LIMITED PARTNERSHIP
("Assignee")

By:  Net Lease Management 85-A, Inc.



By: /s/ Robert P Johnson
        Robert P. Johnson, its President